UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 13, 2015

AgroFresh Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-36316 (Commission File Number)	46-4007249 (I.R.S. Employer Identification Number)

100 S. Independence Mall West Philadelphia, PA (Address of principal executive offices)	19106 (Zip code)

(215) 592-3687
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02.  Results of Operations and Financial Condition.

On August 18, 2015, AgroFresh Solutions, Inc. (the “Company”) issued a press release announcing financial results for the AgroFresh business (“AgroFresh”), which it acquired on July 31, 2015 from The Dow Chemical Company (“TDCC”), for the quarter and six months ended June 30, 2015. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K and the press release attached hereto are being furnished by the Company pursuant to Item 2.02 “Results of Operations and Financial Condition.” In accordance with General Instruction B.2 of Form 8-K, the information contained in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, this information shall not be deemed incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 4.01.  Changes in Registrant’s Certifying Accountant.

Effective as of August 17, 2015, the Company dismissed EisnerAmper LLP (“EisnerAmper”) as the Company’s independent registered public accounting firm, and engaged Deloitte & Touche LLP (“Deloitte & Touche”) as the Company’s new independent registered public accounting firm. The decision to change independent registered public accounting firms was approved by the audit committee of the Company’s board of directors (the “Board”).

The audit report of EisnerAmper on the financial statements of the Company for the fiscal year ended December 31, 2014 (the only fiscal year as to which EisnerAmper served as the Company’s independent registered public accounting firm) did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal year ended December 31, 2014 and the subsequent interim period through August 17, 2015, the date of EisnerAmper’s dismissal, there were no: (i) disagreements with EisnerAmper on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EisnerAmper, would have caused EisnerAmper to make reference in connection with its opinion to the subject matter of the disagreement, or (ii) reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

During the years ended December 31, 2014 and 2013, and through August 17, 2015, the date of Deloitte & Touche’s engagement, the Company did not consult with Deloitte & Touche regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The Company has provided a copy of the above disclosures to EisnerAmper and requested EisnerAmper to provide the Company with a letter addressed to the SEC stating whether or not EisnerAmper agrees with the above disclosures. A copy of Eisner Amper’s response letter is filed as Exhibit 16.1 to this Form 8-K.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 13, 2015, the Board approved an increase in the size of the Board to nine members, and appointed Mark Ein as a Class I member to fill the newly-created vacancy on the Board, effective as of that date. The Board also appointed Mr. Ein as a member of the compensation committee of the Board (the “Compensation Committee”). The Company announced Mr. Ein’s appointment via press release on August 17, 2015. A copy of the press release is being filed as Exhibit 99.2 to this Form 8-K.

Also on August 13, 2015, the Board, based on the recommendation of the Compensation Committee, approved base salary amounts and target bonuses for 2015, as well as stock option grants and awards of restricted stock under the Company’s 2015 Incentive Compensation Plan (the “Plan”), to each of the Company’s named executive officers (as set forth in the definitive proxy statement filed by the Company on July 16, 2015). The approved base salary amounts and target bonus percentages (as a percentage of base salary) for fiscal year 2015 are as follows:

Name	Title	Base Salary	Target Bonus Percentage
Thomas D. Macphee	Chief Executive Officer	$400,000	150%
Stan Howell	President	$343,030	52%
Mark Zettler	Vice President, R&D and Regulatory Affairs	$226,920	30%

Each of the stock options has an exercise price of $12.00 (representing a premium of $1.16 to the closing price of the Company’s common stock on the date of grant) and vests as to one-third of the shares subject thereto on each of the first three anniversaries of the grant date (except in the case of Mr. Macphee, as to whom the option grant vests as to one-third of the shares subject thereto on the first anniversary of the date of grant and the balance vests in 24 equal monthly installments, commencing on the 13-month anniversary of the date of grant), and would vest in full upon a “Change in Control” of the Company, or upon the termination of the executive’s employment without “Cause” (or, in the case of Mr. Macphee, upon the termination of the executive’s employment by the executive with “Good Reason”), as such terms are defined in the Plan.

Each of the awards of restricted stock vests as to one-third of the shares subject thereto on each of the first three anniversaries of the grant date (except in the case of Mr. Macphee, as to whom the award grant vests as to one-third of the shares subject thereto on the first anniversary of the date of grant and the balance vests in 24 equal monthly installments, commencing on the 13-month anniversary of the date of grant), subject to the Company’s achievement of performance metrics to be determined by the Compensation Committee, and would vest in full upon a “Change in Control” of the Company, or upon the termination of the executive’s employment without “Cause” (or, in the case of Mr. Macphee, upon the termination of the executive’s employment by the executive with “Good Reason”), as such terms are defined in the Plan.

The number of shares of the Company’s common stock subject to such stock option grants and restricted stock awards are as follows:

Name	Title	No. of Option Shares	No. of Restricted Shares
Thomas D. Macphee	Chief Executive Officer	343,750	171,875
Stan Howell	President	171,875	85,938
Mark Zettler	Vice President, R&D and Regulatory Affairs	82,500	41,250

Item 5.05.  Amendments to the Registrant’s Code of Ethics, or Wavier of a Provision of the Code of Ethics.

On August 13, 2015, the Board adopted a Code of Business Conduct that applies to all directors, officers and employees of the Company, and replaces the Company’s prior Code of Ethics. A copy of the Code of Business Conduct is being filed as Exhibit 14.1 to this Form 8-K.

Item 9.01 Exhibits

(d) Exhibits.

Exhibit Number	Exhibit

14.1	AgroFresh Solutions, Inc. Code of Business Conduct.
16.1	Letter from EisnerAmper LLP to the Securities and Exchange Commission, dated August 19, 2015.
99.1	Press Release issued by the Company on August 18, 2015.
99.2	Press Release regarding the appointment of Mark Ein, dated August 17, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: August 19, 2015

AGROFRESH SOLUTIONS, INC.

By:	/s/ Thomas Ermi
Name: Thomas Ermi
Title: Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit

14.1	AgroFresh Solutions, Inc. Code of Business Conduct.
16.1	Letter from EisnerAmper LLP to the Securities and Exchange Commission, dated August 19, 2015.
99.1	Press Release issued by the Company on August 18, 2015.
99.2	Press Release regarding the appointment of Mark Ein, dated August 17, 2015.